Exhibit 10.1

EXECUTION VERSION

REFINANCING AMENDMENT NO. 1
REFINANCING AMENDMENT NO. 1, dated as of March 16, 2017 (this “Amendment”), among Energizer Holdings, Inc., a Missouri corporation (the “Borrower”), the other Loan Parties party hereto, each Lender party hereto (each such Lender, a “Consenting Lender”) and JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent (in such capacity, the “Administrative Agent”).
WHEREAS, reference is hereby made to the Credit Agreement, dated as of June 30, 2015 (as amended by Incremental Term Loan Amendment No. 1, dated as of May 24, 2016, and Amendment No. 2 to Credit Agreement, dated as of July 8, 2016, and as further amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified prior to giving effect to this Amendment, the “Credit Agreement”; the Credit Agreement as amended hereby, the “Amended Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and the Administrative Agent;
WHEREAS, the Borrower has engaged JPMCB and/or its designated affiliates to act as sole lead arranger and sole bookrunner in respect of this Amendment and the transactions contemplated hereby (in such capacities, the “Lead Arranger”);
WHEREAS, the Lead Arranger has agreed to act as the sole lead arranger and sole bookrunner in respect of this Amendment;
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement as set forth herein;
WHEREAS, pursuant to Section 9.03(e) of the Credit Agreement, the Borrower is permitted to make written demand on any Non-Consenting Lender (with a copy to the Administrative Agent) for such Non-Consenting Lender to assign to one or more financial institutions that comply with the provisions of Section 13.03 of the Credit Agreement which the Borrower shall have engaged for such purpose, all of such Non-Consenting Lender’s rights and obligations under the Credit Agreement and the other Loan Documents in accordance with Section 13.03 of the Credit Agreement; provided that the applicable Replacement Lender shall have consented to the proposed amendment, waiver or consent; and
WHEREAS, JPMCB has agreed (in such capacity, the “Replacement Lender”) to assume by assignment the obligations of any Lender that is a Non-Consenting Lender with respect to this Amendment, in each case in accordance with the terms, conditions and procedures set forth in Section 9.03(e) of the Credit Agreement;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Amended Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement. The rules of construction and other interpretive provisions specified in Section 1.02 of the Amended Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.
Section 2. Replacement of Non-Consenting Lenders. With respect to any Lender that, as of the Amendment Effective Date (as defined below), is a Non-Consenting Lender with respect to this Amendment, the Borrower shall, by notice to the Administrative Agent and such Non-Consenting Lender, elect to replace such Non-Consenting Lender by requiring the assignment from such Non-Consenting Lender to the Replacement Lender of all of such Non-Consenting Lender’s interests, rights and obligations under the Credit Agreement and the related Loan Documents with respect to its Term Loans as of the Amendment Effective Date (immediately prior to the effectiveness of the amendments set forth in Section 3 hereof). By its signature hereto, (i) the Replacement Lender hereby agrees to pay on the Amendment Effective Date (immediately prior to the effectiveness of the amendments set forth in Section 3 hereof), to each such Non-Consenting Lender, an amount equal to the outstanding principal amount of such Non-Consenting Lender’s Term Loans and all accrued interest and fees thereon, in each case then payable to such Non-Consenting Lender under the Credit Agreement and the Loan Documents, (ii) the Borrower hereby agrees to pay on the Amendment Effective Date (immediately prior to the effectiveness of the amendments set forth in Section 3 hereof), to each such Non-Consenting Lender, all other amounts then payable to such Non-Consenting Lender under the Credit Agreement and the Loan Documents with respect to its Term Loans and (iii) without limitation of the right of the Replacement Lender to require the further execution of an Assignment and Assumption, the receipt of the payments referred to in clauses (i) and (ii) by such Non-Consenting Lender shall be deemed to effectuate the consummation of such assignment and the Administrative Agent shall record such assignment in the Register. The Replacement Lender hereby consents to the amendments to the Credit Agreement set forth in Section 3 below.
Section 3. Amendment. Each of the parties hereto agrees that, effective on the Amendment Effective Date (immediately after the replacement of the Non-Consenting Lenders described in the foregoing Section 2), the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.
Section 4. Effect of Amendment; Reaffirmation; Etc. Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations (as defined in the Collateral Agreement) on the terms and conditions set forth in the Collateral Documents, and hereby ratifies the security interests granted by it pursuant to the Collateral Documents and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Collateral Agreement with respect to all of the Secured Obligations. On and as of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Credit Agreement as amended hereby.
Section 5. Representations of Loan Parties. Each of the Loan Parties hereby represents and warrants as of the date hereof:
(a)    this Amendment has been duly authorized, executed and delivered by it. This Amendment and the Amended Credit Agreement (in each case, as of the Amendment Effective Date) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, including concepts of reasonableness, materiality, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies (whether enforcement is sought by proceedings in equity or at law));
(b)    (i) no Default or Unmatured Default has occurred and is continuing or shall result from the effectiveness of this Amendment or the consummation of the transactions contemplated hereby and (ii) the Borrower is in compliance on a pro forma basis (after giving effect to this Amendment and the consummation of the transactions contemplated hereby) with each of the covenants contained in Section 7.04 of the Credit Agreement; and
(c)    all of the representations in the Amended Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date.
Section 6. Amendment Effective Date. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)     The Administrative Agent shall have received:
(i)     a counterpart signature page to this Amendment executed and delivered by each of (w) each Loan Party, (x) the Administrative Agent, (y) the Consenting Lenders (other than the Replacement Lender, in its capacity as such) that, in the aggregate, constitute the Required Lenders as of the Amendment Effective Date immediately prior to giving effect to the replacement of Non-Consenting Lenders contemplated by Section 2 hereof (or, as to any Lender, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment), and (z) the Replacement Lender;
(ii)    the written opinion of the Loan Parties’ counsel, addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date, in substantially a form and containing assumptions and qualifications acceptable to the Administrative Agent and its counsel;
(iii)    copies of the Certificate of Incorporation of each Loan Party, together with all amendments and a certificate of good standing, both certified by the appropriate governmental officer in its jurisdiction of incorporation;
(iv)    copies, certified by the Secretary or Assistant Secretary of each of the Loan Parties, of its By-Laws and of its Board of Directors’ (or similar body) resolutions authorizing the execution of the Loan Documents entered into by it;
(v)    an incumbency certificate, executed by the Secretary or Assistant Secretary of each of the Loan Parties, which shall identify by name and title and bear the original or facsimile signature of the officers of the Loan Parties authorized to sign this Amendment, upon which certificate the Lenders shall be entitled to rely until informed of any change in writing by the Borrower; and
(vi) a certificate in form and substance reasonably satisfactory to the Administrative Agent, signed by an Authorized Officer of the Borrower, attesting that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to this Amendment, are Solvent;
(b)     The representations and warranties set forth in Section 5 of this Amendment shall be true and correct in all respects on and as of the Amendment Effective Date, and the Administrative Agent shall have received a certificate (in form and substance reasonably acceptable to the Administrative Agent), dated as of the Amendment Effective Date and signed by an Authorized Officer of the Borrower, certifying as to such representations and warranties, together with reasonably detailed calculations demonstrating compliance with clause (ii) of Section 5(b);
(c)     The Borrower shall have provided notice to the Administrative Agent and each Lender that is a Non-Consenting Lender with respect to this Amendment as of the Amendment Effective Date, requiring such Non-Consenting Lender to assign all of its interests, rights and obligations under the Credit Agreement with respect to its

Term Loans to the Replacement Lender pursuant to such Section 9.03(e) of the Credit Agreement and Section 2 of this Amendment;
(d)     The Borrower shall have paid all other fees and amounts due and payable pursuant to this Amendment and/or any letter agreements or fee letters by and between the Borrower and the Lead Arranger (collectively, the “Engagement Letter”), including, to the extent invoiced, reimbursement or payment of documented and reasonable out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Administrative Agent and the Lead Arranger required to be paid or reimbursed pursuant to this Amendment, the Credit Agreement or the Engagement Letter as of the Amendment Effective Date, including fees, disbursements and charges of counsel to the Lead Arranger under Section 10.07 of the Amended Credit Agreement; and
(e)    The Administrative Agent shall have received all documentation and other information reasonably requested by each Lender that is required for compliance with the Patriot Act or other “know your customer” and anti-money laundering rules and regulations (which requested information shall have been received at least five (5) Business Days prior to the Amendment Effective Date to the extent requested by the Lenders at least ten (10) Business Days prior to the Amendment Effective Date).
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.
Section 7. Consent to Assignment. For purposes of Section 13.03 of the Amended Credit Agreement, the Borrower hereby consents to any assignee of the Replacement Lender (in each case so long as such assignee complies with the provisions of Section 13.03 of the Amended Credit Agreement) becoming a Term Lender in connection with the syndication of the Term Loans acquired by the Replacement Lender pursuant to Section 2, to the extent the inclusion of such assignee in the syndicate has been disclosed in writing to and agreed by the Borrower prior to the Amendment Effective Date.
Section 8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.
Section 10. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
Section 11. Miscellaneous. For the avoidance of doubt, (i) this Amendment constitutes a Loan Document and (ii) in entering this Amendment, (x) each Consenting Lender and the Replacement Lender is acting as a Lender and (y) the Lead Arranger is acting as an Arranger, in each case, for the purposes of the Credit Agreement and the other Loan Documents. Section 10.07 of the Credit Agreement is hereby incorporated by reference and shall apply mutatis mutandis as if each Consenting Lender, the Replacement Lender and the Lead Arranger were the Administrative Agent and this Amendment were the Credit Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ENERGIZER HOLDINGS, INC.

By	/s/ Brian K. Hamm
Name: Brian K. Hamm
Title: Executive Vice President and Chief Financial Officer

ENERGIZER INVESTMENT COMPANY

By	/s/ Brian K. Hamm
Name: Brian K. Hamm
Title: Executive Vice President and Chief Financial Officer

ENERGIZER BRANDS, LLC

By	/s/ Brian K. Hamm
Name: Brian K. Hamm
Title: Executive Vice President and Chief Financial Officer

ENERGIZER, LLC

By	/s/ Brian K. Hamm
Name: Brian K. Hamm
Title: Executive Vice President and Chief Financial Officer

ENERGIZER MANUFACTURING, INC.

By	/s/ Brian K. Hamm
Name: Brian K. Hamm
Title: Executive Vice President and Chief Financial Officer

ENERGIZER INTERNATIONAL, INC.

By	/s/ Brian K. Hamm
Name: Brian K. Hamm
Title: Executive Vice President and Chief Financial Officer

ENERGIZER BRANDS II HOLDING LLC

By	/s/ Brian K. Hamm
Name: Brian K. Hamm
Title: Executive Vice President and Chief Financial Officer

AMERICAN COVERS, LLC

By	/s/ Brian K. Hamm
Name: Brian K. Hamm
Title: Executive Vice President and Chief Financial Officer

CALIFORNIA SCENTS, LLC

By	/s/ Brian K. Hamm
Name: Brian K. Hamm
Title: Executive Vice President and Chief Financial Officer

ASSOCIATED PRODUCTS, LLC

By	/s/ Brian K. Hamm
Name: Brian K. Hamm
Title: Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Replacement Lender

By	/s/ Brendan Korb
Name: Brendan Korb
Title: Vice President

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Bronco Trading, LLC

By:
Name: Karen Weich
Title: Vice President

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Davidson River Trading, LLC
By: SunTrust Bank, as manager

By:	/s/ Karen Weich
Name: Karen Weich
Title: Vice President

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: AMMC CLO 15, LIMITED
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: AMMC CLO 16, LIMITED
BY: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: AMMC CLO XIV, LIMITED

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: AZB Funding 3 [booking branch, if applicable]

By:	/s/ Robert Gates
Name: Robert Gates
Title: Authorized Signatory
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: JFIN CLO 2013 Ltd.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: JFIN CLO 2014 Ltd.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: JFIN CLO 2014-II Ltd.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: JFIN CLO 2015
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Armed Forces Bank, N.A. [booking branch, if applicable]

By:	/s/ Jeff Willard
Name: Jeff Willard
Title: Vice President
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Banco de Sabadell, S.A. - Miami Branch

By:	/s/ Maurici Lladó
Name: Maurici Lladó
Title: Executive Director

In addition to consenting to the Amendment, the above signed institution also elects to roll $4 million of its Term Loans on a cashless basis into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Black Diamond CLO 2014-1 Ltd.
By: Black Diamond CLO 2014-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Bank of America, N.A. [booking branch, if applicable]

By:	/s/ Aron Frey
Name: Aron Frey
Title: Vice President
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Thomas J. Sterr
Name: Thomas J. Sterr
Title: Authorized Signatory

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: BlueMountain CLO 2015-2, Ltd.
By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: BlueMountain CLO 2015-3 Ltd

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: BOKF, NA dba Bank of Oklahoma [booking branch, if applicable]

By:	/s/ Paul E. Johnson
Name: Paul E. Johnson
Title: Vice President
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Boyd Watterson         [booking branch, if applicable]
Limited Duration Mid-Grade, LLC
Limited Duration Enhanced Income Fund

By:	/s/ Teresa Burchfield
Name: Teresa Burchfield
Title: EVP
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: CALIFORNIA FIRST NATIONAL BANK

By:	/s/ Mark D. Cross
Name: Mark D. Cross
Title: EVP, Chief Credit Officer

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: CAPSTAR BANK [booking branch, if applicable]

By:	/s/ Brad Greer
Name: Brad Greer
Title: Executive Vice President
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Cathay Bank

By:	/s/ Nancy A. Moore
Name: Nancy A. Moore
Title: Senior Vice President
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Citibank, N.A.

By:	/s/ Michael V Moore
Name: Michael V Moore
Title: Vice President

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: JMP CREDIT ADVISORS CLO II LTD. [booking branch, if applicable]

By:	/s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Director
[for Lenders requiring two signature blocks]
By:	N/A
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: JMP CREDIT ADVISORS CLO III LTD. [booking branch, if applicable]

By:	/s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Director
[for Lenders requiring two signature blocks]
By:	N/A
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Eaton Vance CLO 2015-1 Ltd. [booking branch, if applicable]
By: Eaton Vance Management
Portfolio Manager

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Eaton Vance Bank Loan Fund Series II [booking branch, if applicable]
A Series Trust of Multi Manager Global Investment Trust
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Global Opportunities Portfolio [booking branch, if applicable]
By: Boston Management and Research
as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Emigrant Business Credit Corp. [booking branch, if applicable]

By:	/s/ Karen Wold
Name: Karen Wold
Title: Managing Director, EBCC
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Erste Group Bank AG

By:	/s/ Gregory Aptman
Name: Gregory Aptman
Title: Managing Director
[for Lenders requiring two signature blocks]
By:	/s/ Bryan Lynch
Name: Bryan Lynch
Title: First Vice President

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: First Bank [booking branch, if applicable]

By:	/s/ Phillip M. Lykens
Name: Phillip M. Lykens
Title: SVP
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Ocean Trails CLO IV
By: Five Arrows Managers North America LLC
as Asset Manager

By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Ocean Trails CLO V
By: Five Arrows Managers North America LLC
as Asset Manager

By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Ocean Trails CLO VI
By: Five Arrows Managers North America LLC
as Asset Manager

By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Garrison Funding 2015-1 Ltd.
By: Garrison Funding 2015-1 Manager LLC as
Portfolio Manager

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Garrison Funding 2016-1 LTD

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Blackstone / GSO Secured Trust Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Delaware Life Insurance Company
By: GSO / Blackstone Debt Funds Management LLC as Sub-Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: GSO Sakura Loan Fund 2015, a Series Trust of Multi Manager Global Investment Trust
By: GSO Capital Advisors LLC, as its Investment Manager

By:	/s/ Thomas Innarone
Name: Iannarone, Thomas
Title: M

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: United HealthCare Insurance Company
BY: GSO Capital Advisors II LLC as Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Xilinx Holding Six Limited
BY: GSO Capital Advisors LLC, As its Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Halcyon Dynamic Credit Fund II LP
BY: Halcyon Loan Investment Management LLC, its Investment Manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Halcyon Loan Advisors Funding 2013-2 LTD.

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Halcyon Loan Advisors Funding 2014-1, Ltd.
By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Halcyon Loan Advisors Funding 2014-2 Ltd.
By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Halcyon Loan Advisors Funding 2014-3 Ltd
BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Halcyon Loan Advisors Funding 2015-1 Ltd
By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Halcyon Loan Advisors Funding 2015-2 Ltd.

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Swiss Capital Pro Loan V

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Swiss Capital Pro Loan VI PLC

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: ACIS CLO 2013-1 LTD.
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: ACIS CLO 2014-3, Ltd.
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: ACIS CLO 2014-4, Ltd.
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: ACIS CLO 2014-5, Ltd.
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: ACIS CLO 2015-6, Ltd
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael Willett
Name: Michael Willett
Title: Authorized Signatory

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: LCM XII Limited Partnership [booking branch, if applicable]
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: LCM XIII Limited Partnership [booking branch, if applicable]
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: LCM XIV Limited Partnership [booking branch, if applicable]
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: LCM XV Limited Partnership [booking branch, if applicable]
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: LCM XVI Limited Partnership [booking branch, if applicable]
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: LCM XVII Limited Partnership [booking branch, if applicable]
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: LCM XVIII Limited Partnership [booking branch, if applicable]
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: LCM XIX Limited Partnership [booking branch, if applicable]
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: LCM XX Limited Partnership [booking branch, if applicable]
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: LCM XXI Limited Partnership [booking branch, if applicable]
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: LCM XXIV Funding LLC [booking branch, if applicable]
By: LCM Asset Management LLC
As Interim Asset Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: MACQUARIE BANK LIMITED [booking branch, if applicable]

MACQUARIE BANK LIMITED, as a Lender

By:	/s/ Robert Trevena
Name: Robert Trevena
Title: Division Director

By:	/s/ Nathan Booker
Name: Nathan Booker
Title: Division Director
Signed in Sydney, POA Ref: #2090 dated 26 Nov 2015

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Marathon CLO V Ltd.

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Marathon CLO VI, Ltd.

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Mega International Commercial Bank Los Angeles Branch [booking branch, if applicable]

By:	/s/ Yi Ming Ko
Name: Yi Ming Ko
Title: SVP & General Manager
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: VENTURE XIX CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: VENTURE XV CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: VENTURE XVI CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Venture XVIII CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Venture XXI CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: VENTURE XX CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Venture XI CLO, Limited
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: VENTURE XII CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: VENTURE XIII CLO, Limited
BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: VENTURE XIV CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Venture XVII CLO Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Regatta II Funding LP
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Regatta III Funding Ltd
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Regatta IV Funding Ltd
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Regatta V Funding Ltd
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Regatta VI Funding Ltd
By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Hallmark Specialty Insurance Company

By:	/s/ Chris Kenney
Name: Chris Kenney
Title: SVP
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Hull Street CLO, Ltd.

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: The Northern Trust Company [booking branch, if applicable]

By:	/s/ John Lascody
Name: John Lascody
Title: Vice President
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
OZLM Funding III, Ltd.,
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
OZLM Funding IV, Ltd.,
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
OZLM Funding V, Ltd.,
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
OZLM VI, Ltd.,
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
OZLM VII, Ltd.,
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
OZLM VIII, Ltd.,
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
OZLM IX, Ltd.,
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
OZLM XI, Ltd.,
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
OZLM XII, Ltd.,
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
OZLM XIV, Ltd.,
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: A Series Trust of Multi Manager Global Investment Trust PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: PIMCO Cayman Bank Loan LIBOR Plus Fund JPY Hedge Series 2 A Series Trust of Multi Manager Global Investment Trust
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: TRALEE CLO III, LTD
By: Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.

Name of Institution: Galaxy XIV CLO, Ltd.
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Galaxy XV CLO, Ltd.
By: PineBridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Galaxy XVI CLO, Ltd.
By: PineBridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Galaxy XVII CLO, Ltd.
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Galaxy XX CLO, Ltd.
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Pioneer Floating Rate Fund
By: Pioneer Investment Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Pioneer Investments Diversified Loans Fund

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Raymond James Bank, NA. [booking branch, if applicable]

By:	/s/ Jason Williams
Name: Jason Williams
Title: Vice President

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Adams Mill CLO Ltd.
By: Shenkman Capital Management, Inc.,
as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Christian Super
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Jackson Mill CLO Ltd.
By: Shenkman Capital Management, Inc.,
as Portfolio Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Kentucky Retirement Systems (Shenkman Insurance Fund Account)
by SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Kentucky Teachers’ Retirement System Insurance Trust Fund
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Shenkman Floating Rate High Income Fund
By: Shenkman Capital Management, Inc.,

as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Sudbury Mill CLO, Ltd.
By: Shenkman Capital Management, Inc.,
as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: WM Pool Fixed Interest Trust No. 7
by SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Standard Chartered Bank

By:	/s/ Daniel Mattem
Name: Daniel Mattem
Title: Associate

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: State Bank and Trust Company [booking branch, if applicable]

By:	/s/ Wes Reagan
Name: Wes Reagan
Title: Senior Vice President
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: State Street Bank and Trust Co. [booking branch, if applicable]

By:	/s/ Jason C. Bliss
Name: Jason C. Bliss
Title: Vice President
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: STOCK YARDS BANK & TRUST COMPANY

By:	/s/ Joe Morrison
Name: Joe Morrison
Title: Vice President

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Sumitomo Mitsui Trust Bank, Limited, New York Branch [booking branch, if applicable]

By:	/s/ Albert C. Tew II
Name: Albert C. Tew II
Title: Head of Documentation Americas
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Sunflower Bank, National Association [booking branch, if applicable]

By:	/s/ Todd Wherry
Name: Todd Wherry
Title: Senior Vice President
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Lockwood Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer
[for Lenders requiring two signature blocks]
By:	N/A
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Nelder Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer
[for Lenders requiring two signature blocks]
By:	N/A
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Tuolumne Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer
[for Lenders requiring two signature blocks]
By:	N/A
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: TD Bank, N.A. [booking branch, if applicable]

By:	/s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: THL Credit Wind River 2014-1 CLO Ltd.
By THL Credit Advisors LLC, as
Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: THL Credit Wind River 2014-2 CLO Ltd.
BY: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: B&M CLO 2014-1 Ltd.

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Employees’ Retirement System of the State of Hawaii

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Employees’ Retirement System of the State of Hawaii, account number 17-14428/HIE52

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Midwest Operating Engineers Pension Fund
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Midwest Operating Engineers Pension Fund, account number 17-06210/MDP03

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Catamaran CLO 2012-1 Ltd.
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Catamaran CLO 2013-1 Ltd.
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Catamaran CLO 2014-1 Ltd.
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Catamaran CLO 2014-2 Ltd.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: USAA Mutual Funds Trust USAA Income Fund

By:	/s/ John Spear
Name: John Spear
Title: VP Long Term Fixed Income

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Crown Point CLO III, Ltd.
by Valcour Capital Management LLC, as its Collateral Manager

By:	/s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Wellfleet CLO 2015-1, Ltd.

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: BlueCross BlueShield of Tennessee, Inc.
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Domini Impact Bond Fund
By: Wellington Management Company LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Medtronic Holding Switzerland GMBH

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Wellmark, Inc.
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Wintrust Bank [booking branch, if applicable]

By:	/s/ Richard R Howard
Name: Richard R Howard
Title: Authorized Officer
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: Z Capital Credit Partners CLO 2015-1 Ltd. [booking branch, if applicable]
By: Z Capital CLO Management L.L.C., its Portfolio Manager
By: Z Capital Group L.L.C., its Managing Member
By: James J. Zenni Jr., its President and CEO

By:	/s/ James J. Zenni, Jr.
Name: James J. Zenni, Jr.
Title: President & CEO
[for Lenders requiring two signature blocks]
By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

The undersigned hereby executes this Amendment as a Consenting Lender.
Name of Institution: ZAIS CLO 1, Limited
ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By:
Name:
Title:

In addition to consenting to the Amendment, the above signed institution also elects to roll on a cashless basis its Term Loans into such Term Loans as amended by this Amendment.

Exhibit A
[Amendments to Credit Agreement attached]

Execution Version

EXHIBIT A CONFORMED COPY
~~REFLECTING~~INCREMENTAL TERM LOAN AMENDMENT NO. ~~2~~1 DATED AS OF
MAY 24, 2016 AMENDMENT NO. 2 DATED AS OF JULY 8, 2016
REFINANCING AMENDMENT NO. 1 DATED AS OF MARCH 16, 2017

J.P.Morgan
CREDIT AGREEMENT

Dated as of June 30, 2015 among

ENERGIZER SPINCO, INC.
(expected to be renamed Energizer Holdings, Inc. on June 30, 2015), as Borrower

THE INSTITUTIONS FROM TIME TO TIME PARTIES HERETO AS LENDERS

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and
BANK OF AMERICA, N.A.,
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
and CITIBANK, N.A.
as Co-Syndication Agents

J.P. MORGAN SECURITIES LLC,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
and
CITIGROUP GLOBAL MARKETS INC.
as Joint Lead Arrangers and Joint Bookrunners

*With respect to the New 2016 Term Loan Commitments and the 2016 New Term Loans, Citigroup Global Markets Inc. and JPMorgan Chase Bank, N.A. act as joint lead arrangers and bookrunners.

taking into account the interest rate, margin, original issue discount, upfront fees and “LIBOR floors” or “base rate floors”; provided that (i) original issue discount and upfront fees shall be equated to interest rate assuming a four-year life to maturity of such Indebtedness, (ii) customary arrangement, structuring, underwriting, amendment or commitment fees paid solely to the applicable arrangers or agents with respect to such Indebtedness shall be excluded and (iii) for the purpose of Section 2.05(b)(iii), if the “LIBOR floor” or “base rate floor” for any Incremental Term Loan exceeds 100 basis points or 200 basis points, respectively, such excess shall be equated to interest rate margins for the purpose of this definition.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1.0% and (c) the Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.0%, provided that, for the avoidance of doubt, the Eurodollar Rate for any day shall be based on the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day; provided, further that the Alternate Base Rate shall at no time be less than 0.00% per annum. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate, respectively.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower and its affiliated companies from time to time concerning or relating to bribery or corruption, including, without limitation, the Foreign Corrupt Practices Act, as amended.

“Applicable Commitment Fee Percentage” means, as at any date of determination, the rate per annum then applicable in the determination of the amount payable under Section 2.14(c)(i) hereof as set forth in the Pricing Schedule.

“Applicable L/C Fee Percentage” means, as at any date of determination, the rate per annum then applicable in the determination of the amount payable under Section 3.08(a) hereof as set forth in the Pricing Schedule.

“Applicable Margin” means, as at any date of determination, (i) with respect to Revolving Loans, the rate per annum then applicable to Advances of any Type at such time as set forth in the Pricing Schedule and (ii) (x) with respect to Closing Date Term Loans, (a) ~~1.50~~1.00%, in the case of Floating Rate Loans and (b) ~~2.50~~2.00%, in the case of Eurodollar Rate Loans and (y) with respect to the 2016 New Term Loans, (a) 1.25%, in the case of Floating Rate Loans and (b) 2.25%, in the case of Eurodollar Rate Loans.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means (x) with respect to the Revolving Facility, the Closing Date Term Loan Commitments and the Closing Date Term Loans, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Citigroup Global Markets Inc., in their respective capacities as the joint lead arrangers and joint bookrunners for the loan transaction evidenced by this Agreement ~~and~~, (y) with respect to the 2016 New Term Loan Commitments and the 2016 New Term Loans, Citigroup Global Markets Inc. and JPMorgan Chase Bank, N.A., as the joint lead arrangers and joint bookrunners for the loan transaction evidenced by the 2016 New Term Loan Amendment and (z) with respect to the Refinancing Amendment No. 1, JPMorgan Chase Bank, N.A., as the sole lead arranger and sole bookrunner for the transactions described therein.

“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 13.03), and accepted by the Administrative Agent, in the form of Exhibit D or any other form approved by the Administrative Agent.

“Auction” is defined in Section 13.03(g).

“Auction Manager” means (a) the Administrative Agent or (b) any other financial institution or advisor employed by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Auction pursuant to Section 13.03(g); provided that the Borrower shall not designate the Administrative Agent as the Auction Manager without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Manager); provided, further, that neither the Borrower nor any of its Affiliates may act as the Auction Manager.

“Auction Procedures” means “Dutch auction” procedures reasonably satisfactory to the Administrative Agent.

“Augmenting Lender” is defined in Section 2.05(b). “Augmenting Lender Supplement” is defined in Section 2.05(b).
“Authorized Officer” means the Chief Executive Officer, the Chief Financial Officer, Vice Chairman, any President, the Chief Accounting Officer, any Executive Vice President, any Senior Vice President, the Treasurer or the Secretary of the Borrower.

“Available Amount” means, as of any date of determination, an amount not less than zero, determined on a cumulative basis equal to, without duplication:

(a)    $30,000,000, plus

(b)    50.0% of Consolidated Net Income for the period commencing on the Funding Date and ending on the applicable date of determination, plus of the Funding Date, pursuant to which the executed signature pages to the Agreement shall be delivered into escrow.

“Escrow Date” means the effective date of the Escrow Agreement, which date is June 1,
2015.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar Base Rate” means, with respect to any Advance of Eurodollar Rate Loans for any Interest Period, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Dollars in the London interbank market) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, as the rate for deposits in Dollars with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “Eurodollar Base Rate” with respect to such Advance for such Interest Period shall be the rate at which deposits in Dollars in an amount equal to $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that ~~(i) in the case of the Closing Date Term Loans, the Eurodollar Base Rate shall at no time be less than 0.75% per annum, (ii) in the case of the 2016 New Term Loans, the Eurodollar Base Rate shall (x) at no time from the 2016 New Term Loan Amendment Funding Date up to an including the 180th day after the 2016 New Term Loan Amendment Funding Date be less than 0.00% per annum and (y) at no time from and after the 181st day after the 2016 New Term Loan Amendment Funding Date (the “2016 New Term Loan Floor Date”) be less than 0.75% per annum and (iii) in the case of the Revolving Loans,~~ the Eurodollar Base Rate shall at no time be less than 0.00% per annum.

“Eurodollar Rate” means, with respect to any Advance of Eurodollar Rate Loans for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1.0%) equal to (a) the Eurodollar Base Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate plus (ii) the then Applicable Margin.

“Eurodollar Rate Loan” means a Loan, or portion thereof, which bears interest at the Eurodollar Rate.

“Excess Cash Flow” means, for any fiscal year of the Borrower, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year and (ii) the Consolidated Working Capital Adjustment for such fiscal year (if positive) and minus (b) the sum, without duplication, of (i) the amount of any income taxes payable in cash by the Borrower and its Restricted Subsidiaries with respect to such fiscal year, (ii) Consolidated Interest Expense payable in cash for such fiscal year, (iii) Consolidated Capital Expenditures made in cash during

“Pricing Schedule” means the schedule attached hereto and identified as such, setting forth the Applicable Margin, the Applicable L/C Fee Percentage and the Applicable Commitment Fee Percentage.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Private Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that are not Public Side Lender Representatives.

“Pro Rata Share” means, with respect to any Lender, the percentage obtained by dividing (A) such Lender’s Revolving Loan Commitment and Term Loan Commitment, as applicable, at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the Aggregate Revolving Loan Commitment and Aggregate Term Loan Commitments, as applicable, at such time; provided, however, if all of the Revolving Loan Commitments or all of the Term Loan Commitments are terminated pursuant to the terms of this Agreement, then “Pro Rata Share” means the percentage obtained by dividing (x) the sum of (A) such Lender’s Revolving Loans and Term Loans, as applicable, plus (B) in the case of a Revolving Lender, such Lender’s share of the obligations to purchase participations in Swing Line Loans and Letters of Credit, by (y) the sum of (A) the aggregate outstanding amount of Revolving Loans, Term Loans and Term Loan Commitments, as applicable, plus (B) in the case of a Revolving Lender, the aggregate outstanding amount of all Swing Line Loans and Letters of Credit; provided, further, that in the case of Section 9.02 when a Defaulting Lender shall exist, “Pro Rata Share” shall mean the percentage of the total Revolving Loan Commitments and total Term Loan Commitments, as applicable, (disregarding any Defaulting Lender’s Revolving Loan Commitment and Term Loan Commitment) represented by such Lender’s Revolving Loan Commitment and Term Loan Commitment. If the Revolving Loan Commitments have terminated or expired, the Pro Rata Share shall be determined based upon the Revolving Loan Commitments most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination. If the Term Loan Commitments shall be terminated or expired, the Pro Rata Share shall be determined based upon the outstanding Term Loans at such time, giving effect to any assignments.

“Public Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that do not wish to receive MNPI.

“Purchasers” is defined in Section 13.03(a) hereof.

“Recipient” means (a) the Administrative Agent, (b) any Lender or (c) any Issuing Bank, as applicable.

“Refinancing Amendment No. 1” means that certain Refinancing Amendment No. 1 dated as of the Refinancing Amendment Effective Date, among the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Refinancing Amendment Effective Date” means the “Amendment Effective Date” as defined in the Refinancing Amendment No. 1, which date was March 16, 2017.

“Refinancing Debt Securities” means Permitted Debt issued in reliance on Section 7.03(a)(xiii) so long as prior to the incurred of such Indebtedness, the Borrower has delivered to the Administrative Agent a certificate of a Responsible Officer designating such Permitted Debt as “Refinancing Debt Securities.”

“Refinancing Indebtedness” means, in respect of any Indebtedness (the “Original Indebtedness”), any Indebtedness that extends, renews, replaces or refinances such Original Indebtedness (or any Refinancing Indebtedness in respect thereof); provided that (a) the principal amount of such Refinancing Indebtedness shall not exceed the principal amount of such Original Indebtedness plus any interest, fees or premiums associated therewith, and costs and expenses related thereto; (b) the stated final maturity of such Refinancing Indebtedness shall not be earlier than that of such Original Indebtedness; (c) such Refinancing Indebtedness shall not constitute an obligation (including pursuant to a Guarantee) of any Subsidiary that shall not have been (or, in the case of after-acquired Subsidiaries, shall not have been required to become pursuant to the terms of the Original Indebtedness) an obligor in respect of such Original Indebtedness and shall constitute an obligation of such Subsidiary only to the extent of their obligations in respect of such Original Indebtedness; and (d) such Refinancing Indebtedness shall not be secured by any Lien on any asset other than the assets that secured such Original Indebtedness (or would have been required to secure such Original Indebtedness pursuant to the terms thereof).

“Refinancing Term Loan” means Incremental Term Loans that are designated in the applicable Increasing Lender Supplement as “Refinancing Term Loans.”

“Register” is defined in Section 13.03(d) hereof.

“Regulation D” means Regulation D of the Board as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Regulation T” means Regulation T of the Board as from time to time in effect and any successor or other regulation or official interpretation of said Board relating to the extension of credit by and to brokers and dealers of securities for the purpose of purchasing or carrying margin stock (as defined therein).

“Regulation U” means Regulation U of the Board as from time to time in effect and any successor or other regulation or official interpretation of said Board relating to the extension of credit by banks, non-banks and non-broker lenders for the purpose of purchasing or carrying Margin Stock applicable to member banks of the Federal Reserve System.

“Regulation X” means Regulation X of the Board as from time to time in effect and any successor or other regulation or official interpretation of said Board relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).

Section 2.04 Prepayment of Loans. (a) Optional Prepayments. (i) Subject to clause (b) below, the Borrower may from time to time and at any time upon at least one (1) Business Day’s prior written notice repay or prepay, without penalty or premium all or any part of outstanding Floating Rate Loans comprising the same Advance in an aggregate minimum amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof. Advances of Eurodollar Rate Loans may be voluntarily repaid or prepaid on or prior to the last day of the applicable Interest Period, subject to the indemnification provisions contained in Section 4.04, provided that the Borrower may not so prepay Eurodollar Rate Loans unless it shall have provided at least three (3) Business Days’ prior written notice to the Administrative Agent of such prepayment and provided, further that optional prepayments of Advances of Eurodollar Rate Loans made pursuant to Section 2.04(i)(a)(a) shall be for the entire amount of the outstanding Eurodollar Rate Loans that are Revolving Loans of such Advance. Prior to any repayment of any Advances of any Class under this Section, the Borrower shall select the Advances or Advances of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by hand delivery or facsimile) of such selection. Each repayment of an Advance shall be applied ratably to the Loans included in the repaid Advance. Repayments of Advances shall be accompanied by accrued interest on the amounts repaid.

(~~i~~ii) In the event any Term Loans are subject to a Repricing Event prior to the ~~one year~~six month anniversary of the ~~Funding~~Refinancing Amendment Effective Date, a Term Lender whose Term Loans are prepaid or repaid in whole or in part, or which is required to assign any of its Term Loans pursuant to Section 2.19, in connection with such Repricing Event or which holds a Term Loan the All-in Yield of which is reduced as a result of a Repricing Event shall be paid an amount equal to 1.00% of the aggregate principal amount of such Lender’s Term Loans so prepaid, repaid, assigned or repriced.

(b)    Mandatory Prepayments. (i) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Restricted Subsidiary in respect of any Prepayment Event following the Funding Date, the Borrower shall, on the day such Net Proceeds are received (or, in the case of a Prepayment Event described in clauses (a) or (b) of the definition of the term “Prepayment Event,” within three Business Days after such Net Proceeds are received), prepay Term Loans in an amount equal to 100.0% of such Net Proceeds ; provided that, in the case of any event described in clauses (a) or (b) of the definition of the term “Prepayment Event,” if the Borrower shall, prior to the date of the required prepayment, deliver to the Administrative Agent a certificate of an Authorized Officer of the Borrower to the effect that the Borrower intends to cause the Net Proceeds from such event (or a portion thereof specified in such certificate) to be applied within 365 days after receipt of such Net Proceeds to acquire real property, equipment or other tangible assets to be used in the business of the Borrower or the Restricted Subsidiaries, or to consummate any Permitted Acquisition (or any other acquisition of all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person) permitted hereunder, and certifying that no Unmatured Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds from such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds that have not been so applied by the end of such 365-day period (or within a period of 180 days thereafter if by the end of such initial 365-day period the hereunder and all accrued Commitment Fees shall be payable upon any reduction of the Aggregate Revolving Loan Commitment on the amount so reduced.

(b)    Expansion Option. (i) The Borrower may from time to time after the Funding Date elect to increase the Aggregate Revolving Loan Commitment (each, a “Revolving Loan Increase”) or increase the aggregate principal amount of any Class of Term Loans or enter into one or more tranches of term loans (each an “Incremental Term Loan”), in each case in minimum amounts of $50,000,000 and increments of $10,000,000 so long as, after giving effect thereto, the aggregate amount of such Revolving Loan Increases and such Incremental Term Loans (other than Incremental Term Loans in respect of Refinancing Term Loans) does not exceed (A) (i) $325,000,000 plus (ii) the aggregate principal amount of any prepayments of Term Loans (in the case of Term Loans consisting of Incremental Term Loans (or any refinancing thereof) solely to the extent incurred in reliance on this clause (A)) made pursuant to Section 2.04(a) to the extent not funded with the proceeds of Indebtedness for borrowed money (including, for the avoidance of doubt, any prepayments of the 2016 New Term Loans prior to the Refinancing Amendment Effective Date) plus (B) an additional amount, so long as, after giving effect to the incurrence of such additional amount (and assuming for such purposes that the entire amount of any such Revolving Loan Increase is fully funded), the pro forma Senior Secured Leverage Ratio does not exceed 2.75 to 1.00, it being understood that the aggregate principal amount of all Revolving Loan Increases, taken as a whole, shall not exceed $100,000,000. The Borrower may arrange for any such Revolving Loan Increase or Incremental Term Loan to be provided by one or more existing Lenders (each existing Lender so agreeing to an increase in its Revolving Loan Commitment, or to participate in such Incremental Term Loans, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, an “Augmenting Lender”), to increase their existing Revolving Loan Commitments or to participate in such Incremental Term Loans (it being agreed that any Lender approached to provide any such Revolving Loan Increase or Incremental Term Loans may elect or decline, in its sole discretion, to provide such Revolving Loan Increase or Incremental Term Loans); provided that (i) each Augmenting Lender, shall be subject to the approval of the Borrower and the Administrative Agent and, in the case of a Revolving Loan Increase, the Issuing Banks (which consent shall not be unreasonably withheld or delayed), and (ii) with respect to any Revolving Loan Increase, (x) in the case of an Increasing Lender, the Borrower and such Increasing Lender execute an agreement substantially in the form of Exhibit E-1 hereto (each, an “Increasing Lender Supplement”), and (y) in the case of an Augmenting Lender, the Borrower and such Augmenting Lender execute an agreement substantially in the form of Exhibit E-2 hereto (each, an “Augmenting Lender Supplement”). No consent of any Lender (other than the Lenders participating in the Revolving Loan Increase or Incremental Term Loan) shall be required for any Revolving Loan Increase or Incremental Term Loans pursuant to this Section 2.05(i)(a)(b)(i), as applicable. Revolving Loan Increases and Incremental Term Loans created pursuant to this Section 2.05(i)(a)(b)(i), shall become effective on the date agreed by the Borrower, the Administrative Agent and the relevant Increasing Lenders or Augmenting Lenders, and the Administrative Agent shall notify each Lender thereof. Incremental Term Loans may be made hereunder pursuant to an amendment or an amendment and restatement (an “Incremental Term Loan Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Increasing Lender participating in such tranche, each Augmenting Lender participating in such tranche, if any, and the Administrative Agent. The Incremental Term Loan Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.05(i)(a)(b). Notwithstanding the foregoing, no increase in the Aggregate Revolving Loan Commitment (or in the Revolving Loan Commitment of any Lender) or Incremental Term Loans shall become effective under this paragraph unless:

(1)on the proposed date of the effectiveness of such increase or Incremental Term Loans, the conditions set forth in paragraphs (a) and (b) of Section 5.02 shall be satisfied or waived by the Required Lenders; provided that if the proceeds of such Incremental Term Loans are being used to finance a Limited Condition Acquisition, (i) the condition set forth in such paragraph (a) shall be satisfied or waived by the Required Lenders as of the date the definitive acquisition agreements for such Limited Condition Acquisition are entered into and (ii) the condition set forth in such paragraph (b) shall be limited to the accuracy of the Specified Representations, and the Administrative Agent shall have received a certificate to that effect dated such date and executed by an Authorized Officer of the Borrower; and

(2)the Administrative Agent shall have received documents consistent with those delivered pursuant to Sections 5.01 and 5.02 as to the corporate power and authority of the Borrower to borrow hereunder after giving effect to such increase (including, without limitation, opinions of counsel for the Borrower and the Subsidiary Guarantors in form and substance reasonably satisfactory to the Administrative Agent).

(ii)    On the effective date of any Revolving Loan Increase, (A) each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Revolving Lender’s portion of the outstanding Revolving Loans of all the Revolving Lenders to equal such Revolving Lender’s Pro Rata Share of Revolving Credit Availability at such time and (B) the Borrower shall be deemed to have repaid and reborrowed all outstanding Revolving Loans as of the date of any increase in the Revolving Loan Commitments (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified in a Borrowing/Election Notice delivered by the Borrower in accordance with the requirements of Section 2.07). The deemed payments made pursuant to clause (B) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Eurodollar Rate Loan, shall be subject to indemnification by the Borrower pursuant to the provisions of Section 4.04 if the deemed payment occurs other than on the last day of the related Interest Periods.

(iii)    The terms and conditions of any Revolving Loan Increase and the Incremental Term Loans shall be, except as otherwise set forth herein or in the applicable Revolving Loan Increase or Incremental Term Loan Amendment, identical to those of the Revolving Loan Commitment and Term Loans, as applicable; provided that (A) if the All-in Yield for any Incremental Term Loans (other than Incremental Term Loans in respect of Refinancing Term Loans) exceeds the All-in Yield for the Term Loans by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the “Yield opinions, board resolutions, secretary’s certificates, officer’s certificates, reaffirmation agreements and other documents as shall reasonably be requested by the Administrative Agent in connection therewith. The Administrative Agent shall promptly notify each Term Lender as to the effectiveness of each Extension Agreement.

Section 2.21 Amortization of Term Loans. (a) The Borrower shall repay the Closing Date Term Loans on the first Business Day following the last day of each March, June, September and December, beginning with the first Business Day following September 30, 2015, and ending with the last such day to occur prior to the Term Loan Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the aggregate principal amount of the Term Loans outstanding on the Funding Date. ~~Following~~ From and after the 181st day after the 2016 New Term Loan ~~Floor~~Amendment Funding Date, the Borrower shall repay the 2016 New Term Loans on the first Business Day following the last day of each March, June, September and December, and ending with the last such day to occur prior to the Term Loan Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the aggregate principal amount of the Term Loans outstanding on the 2016 New Term Loan Funding Date. The Borrower shall repay Incremental Term Loans in such amounts and on such date or dates as shall be specified therefor in the Incremental Term Loan Amendment (as such amounts may be adjusted pursuant to such Incremental Term Loan Amendment or pursuant to an Increasing Lender Supplement). The Borrower shall repay Extended Term Loans in such amounts and on such date or dates as shall be specified therefore in the Extension Agreement establishing such Extended Term Loans.

(a)Any prepayment of a Term Loan Advance of any Class pursuant to Section 2.04 shall be applied to reduce the subsequent scheduled repayments of the Term Loan Advances of such Class to be made pursuant to this Section 2.21 in direct order against the remaining scheduled installments of principal due in respect of the Term Loans under this Section 2.21; provided that any prepayment of a Term Loan of any Class made pursuant to Section 2.04(a) shall be applied to reduce the subsequent scheduled repayments of Advances of such Class to be made pursuant to this Section 2.21 in the manner specified by the Borrower in the applicable notice of prepayment (or, if no such specification is made therein, in direct order as provided above).

ARTICLE 3
THE LETTER OF CREDIT FACILITY

Section 3.01 Obligation to Issue Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and covenants of the Borrower herein set forth, each Issuing Bank hereby agrees to issue for the account of the Borrower or any of its Restricted Subsidiaries (with respect to which the Borrower shall remain primarily liable) through such Issuing Bank’s branches as it and the Borrower may jointly agree, one or more standby Letters of Credit denominated in Dollars in accordance with this Article 3, from time to time during the period, commencing on the Funding Date and ending on the fifth (5th) Business Day prior to the Revolving Loan Termination Date. Notwithstanding the foregoing, each Existing Letter of Credit shall be deemed to be a Letter of Credit under this Agreement and for all purposes of the Loan Documents.

Section 3.02 [Reserved].

be required of, in the case of any amendment, waiver or other modification referred to in clause
(b)of the first proviso of this paragraph, any Lender that receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, waiver or other modification becomes effective and whose Commitments terminate by the terms and upon the effectiveness of such amendment, waiver or other modification.

(a)Notwithstanding anything herein to the contrary, the Administrative Agent may, without the consent of any Credit Party, consent to a departure by any Loan Party from any covenant of such Loan Party set forth in this Agreement, the Collateral Agreement or in any other Collateral Document to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement.” Additionally, the Administrative Agent may, without the consent of any Lender: enter into any Junior Lien Intercreditor Agreement or Pari Passu Intercreditor Agreement (or any amendment or supplement thereto) to the extent the Loan Parties have incurred Indebtedness secured by Liens that are required to be subject to the Junior Lien Intercreditor Agreement or Pari Passu Intercreditor Agreement.

(b)The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section 9.03 shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender.

(c)If, in connection with any proposed amendment, waiver or consent requiring the consent of each Lender or each affected Lender, the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then the Borrower may elect to replace a Non-Consenting Lender as a Lender party to this Agreement with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver, or amendment, as applicable, pursuant to Section 2.19; provided that the applicable Replacement Lender shall have consented to the proposed amendment, waiver or consent.

Section 9.04 Preservation of Rights. No delay or omission of the Lenders or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan or the issuance of a Letter of Credit notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan or issuance of such Letter of Credit shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 9.03, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until all of the Obligations (other than contingent indemnity obligations) shall have been fully and indefeasibly paid and satisfied in